UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 16, 2007
Date of Report (Date of earliest event reported)

BIOENVISION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31787	13-4025857
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Park Avenue, 41st Floor, New York, NY 10154
(Address of principal executive offices) (Zip Code)

(212) 750-6700
(Registrant’s telephone number)

(not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 16, 2007, the Company issued a press release, a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit 99.1       Press release, dated August 16, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioenvision, Inc.

Date: August 16, 2007	By:	/s/ Christopher B. Wood
		Name:	Christopher B. Wood
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1       Press release, dated August 16, 2007.